                                    [GRAPHIC]



          SALOMON BROTHERS

          HIGH INCOME FUND II INC


          SEMI-ANNUAL REPORT

          October 31, 2002


   -------------------------------
         Salomon Brothers Asset Management
        ---------------------------

PFPC Global Fund Services
P.O. Box 8030
Boston, MA 02266-8030

                                                                  HIXSEMI 10/02
                                                                        02-4142

SALOMON BROTHERS HIGH INCOME FUND II INC


November 15, 2002

Dear Shareholder:

Enclosed herein is the semi-annual report for the Salomon Brothers High Income Fund II Inc ("Fund") for the period ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice To Shareholders

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

PERFORMANCE REVIEW/1/

During the six months ended October 31, 2002, the Fund distributed income dividends to shareholders totaling $0.69 per share. The table below shows the annualized distribution yields and six-month total returns based on the Fund's October 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./2/

                                  Annualized         Six-Month
             Price Per Share Distribution Yield/3/ Total Return/3/
             --------------- --------------------  --------------
              $8.42 (NAV)           16.39%             (13.26)%
              $9.51 (NYSE)          14.51%             (12.22)%

In comparison, the Fund's Lipper Inc. ("Lipper")/4/ peer group of high current yield funds (leveraged) returned negative 18.30% based on NAV for the six months ended October 31, 2002.
--------
1 Past performance is not indicative of future results.
2 NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the shares outstanding. The NAV fluctuates with changes in the market price of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market (NYSE) price as determined by supply of and demand for the Fund's shares.
3 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.115 for twelve months. This rate is as of October 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution yield is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution yield only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
4 Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended October 31, 2002, calculated among 27 funds in the high current yield funds (leveraged)category with reinvestment of dividends and capital gains, excluding sales charges.

SALOMON BROTHERS HIGH INCOME FUND II INC



U.S. HIGH-YIELD DEBT: Portfolio Manager Market and Fund Overview

For the six months ended October 31, 2002 the high-yield market declined 12.79%, as reported by the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index")./5/ Additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence, causing the credit markets to reprice lower. Additionally, large mutual-fund outflows (driven by investors' aversion to riskier securities) and new economic data that sparked concerns of a slower than expected recovery also pushed the market lower. In June, WorldCom Inc. disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to a decline in the high-yield market of 8.81%. Equity weakness, corporate scandals, earnings restatements, weak economic data and large mutual-fund outflows combined to push the high-yield market lower again in July. The decline culminated with the arrest of senior Adelphia Communications executives and WorldCom's Chapter 11 bankruptcy. The passing of the August 14 financial-certification deadline without additional surprises, more positive economic data, lower volatility in the equity markets and a reversal of fund flows to net inflows propelled the high-yield market to positive returns in August. These gains continued into September until weak economic numbers, sagging consumer confidence, third-quarter earnings warnings and the potential conflict with Iraq pressured the high-yield market lower. The technical environment improved at the end of the period due to the strong equity-market rally, forecasts of interest-rate cuts, a declining default rate and positive fund flows.

For the period, the high-yield market's top performers included restaurants, gaming, consumer products, paper/forest products and retail. Continued strength in consumer spending and higher quality credits benefited restaurants, gaming and consumer products. Strong balance sheets and flexible liquidity enabled paper/forest products to outperform, despite having limited pricing power. Improving results at several larger, higher quality retailers supported retail. The worst performers included wireline telecommunications, airlines, cable, utilities, towers and technology. Wireline telecommunications suffered from WorldCom's bankruptcy, accounting investigations at Qwest Corp. and deteriorating industry fundamentals. Declining earnings due to a slowdown in air travel and the potential of more bankruptcies adversely impacted airlines. Accounting improprieties at Adelphia Communications, a grand-jury investigation at Charter Communications, concerns regarding slower subscriber growth and negative free cash flow drove the underperformance of cable. Utilities suffered due to accounting and regulatory concerns and deteriorating industry fundamentals. Towers suffered from declining wireless capital expenditures as wireless carriers responded to slower subscriber growth. Concerns for future pension costs and auto sales caused investment-grade automotive credits to widen to high-yield spreads, forcing the high-yield auto issues to reprice lower. Technology was particularly impacted by the continued cuts in capital expenditures by telecommunications companies. In terms of credit quality, BB, B and CCC issues generated returns of negative 12.01%, negative 11.62% and negative 22.03%, respectively, as investors fled riskier credits.

--------
5 The SSB High Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

SALOMON BROTHERS HIGH INCOME FUND II INC



The Fund benefited from underweighting wireline telecommunications, airlines, utilities and automotive. In addition, overweightings in gaming, consumer products, paper/forest products and retail contributed favorably to performance. However, overweightings in cable, towers and technology negatively affected performance. The Fund increased its exposure to wireline telecommunications and paper/forest products and reduced positions in wireless telecommunications, consumer products, retail and utilities during the six-month period. In addition, the Fund added several higher quality investment-grade names that traded down as investment-grade holders sought to lower their exposure.

On October 31, 2002, the high-yield market yielded 13.36%, as measured by the SSB High Yield Index, up from 10.82% on April 30, 2002. The excess yield over U.S. Treasury securities was 10.20%, up from 6.34% on April 30, 2002.

U.S. HIGH-YIELD DEBT: Portfolio Manager Market and Fund Outlook

Going forward, valuations in the market continue to appear attractive at yields in excess of 13.25%, yet we remain somewhat cautious as we believe that several factors, including (i) high global default rates and credit-rating downgrades,
(ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment grade/high yield) bonds.

EMERGING-MARKETS DEBT/6/: Portfolio Manager Market and Fund Overview

Emerging-markets debt returned negative 0.26% for the period ended October 31, 2002, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")./7/ Developments in Latin America generally set a negative tone for emerging markets for the period, with Non-Latin countries outperforming Latin American countries. Brazil dealt with political and fiscal uncertainty, Argentina faced a difficult recession, Ecuador was not successful in reaching an agreement with the International Monetary Fund ("IMF")/8/ and fundamentals in Venezuela continued to deteriorate. Brazil, the second-worst performer in the EMBI+ during that period, returned negative 18.54%. Return volatility/9/ for emerging-markets debt for the twelve-month period ending October 31, 2002, was 11.11%, substantially below long-term historical levels of 15-17%.

At the beginning of the fiscal period, we were long emerging markets debt and our EMD exposure accounted for approximately 34% of the Fund. It proved to be beneficial for the Fund as emerging markets debt was outperforming high yield. In June, we decided to reduce the fund's allocation to emerging markets due to negative developments in Argentina and the expected volatility surrounding the upcoming presidential election in Brazil. We were concerned that increased volatility can negatively affect this asset class. As of October 31, 2002, the emerging-markets debt component constituted 13% of the Fund.
--------
6 Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.
7 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
8 The IMF is an organization of 183 countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.
9 Return volatility is the standard deviation of monthly returns over the period being measured.

SALOMON BROTHERS HIGH INCOME FUND II INC




Latin America

Latin America as a region returned negative 6.09% for the period, sharply underperforming the EMBI+. All but three Latin American countries in the EMBI+ posted negative returns for the Fund's semi-annual period. In particular, the region was affected by the political and fiscal uncertainty in Brazil. Brazil's large weight in the EMBI+ (18.6%) influenced overall market returns during this six-month period. Ecuador's inability to reach an agreement with the IMF also weighed on the Latin American market.

Brazilian debt returned negative 18.54% for the period, significantly underperforming the EMBI+. It rebounded in October after the presidential elections. The emerging-debt market reacted favorably to market-friendly comments from President-Elect Lula and his top advisers. Brazil was the best monthly performer in October, returning 22.90%.

Mexican debt returned 4.60% for the period, as measured by the EMBI+. The country's strong credit fundamentals supported its good performance in the quarter. High oil prices have supported Mexico's strong fiscal position, permitting the country to avoid budget cuts in the current economic slowdown. The primary risk to stability is political, as President Fox continues to work with the congressional opposition. We maintained our spread duration/10/ overweight to Mexican sovereign debt/11/ during this period.

Ecuadorian debt declined 25.13% for this period, the worst EMBI+ performer. Uncertainty related to the upcoming presidential elections in Ecuador along with the inability of the current government to secure an IMF agreement is behind the poor returns. Ecuador does have the flexibility to meet its obligations without the IMF agreement, but that flexibility is dependent on spending cuts. Investor skepticism on Ecuador's ability to implement spending cuts accounts for the poor market performance. We, however, believe that the significant yield advantage compensates the Fund for the risk, and we remain overweight Ecuador.

Eastern Europe/Middle East/Africa

Non-Latin American countries outperformed Latin American countries during this period, as the region returned 8.58%. In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October. First, Ireland voted in favor of enlargement in a referendum. Second, and perhaps more important, was the agreement on EU agricultural policy reached in Brussels. It is expected that the first wave of candidates will join the EU as early as January 2004. These developments supported outperformance in the region.

Russian debt, the best performer, gained 12.07% for the period as measured by the EMBI+. Russia continues to enjoy strong credit fundamentals and continues to benefit from high oil prices. On October 17, Moody's placed Russia on a review for an upgrade to Ba2, which is likely to happen sometime before mid-January. We remained overweight Russian debt for this period.

--------
10 Spread duration is the sensitivity of a bond's price to movements in dollar credit spreads. The spread duration of a bond is the percentage change in price for a 100 basis point change in the spread of the bond, assuming all other factors remain constant.
11 Sovereign bonds are bonds issued by non-U.S. governments.

SALOMON BROTHERS HIGH INCOME FUND II INC



Bulgarian debt outperformed the EMBI+ during this period, posting a gain of 3.97%. We believe the government's fiscal performance and active management of its liabilities have been good. Fitch Ratings/12/ upgraded Bulgaria's long-term foreign-currency ratings to BB from BB-. We remained overweight Bulgarian debt during the Fund's semi-annual period, as it positively contributed to portfolio performance.

Turkish debt returned negative 0.85% for the period as measured by the EMBI+. The country's strategic importances combined with its improved relations with the IMF have attracted recent investor interest. The domestic economy has stabilized with a return of confidence, a lowering of interest rates and a stronger currency. Immediately after the close of the fiscal period, general elections were held in Turkey. The AK party won the majority of seats in Parliament and is in the process of forming the new government.

EMERGING-MARKETS DEBT: Portfolio Manager Market and Fund Outlook

Emerging-markets returned negative 0.26% for the six months ending October 31, 2002. EMBI+ sovereign spreads/13/ tightened by 211 basis points and closed the period at 862 basis points over U.S. Treasury securities. We believe that at current spread levels the emerging debt market is attractive. We think that that a combination of high yields offered by this asset class and the belief that the worst of the global risk aversion is behind us should be supportive to emerging markets debt. In addition, the volatility surrounding elections in Brazil and Turkey is in the past, which should be favorable for this asset class. Our main concern at this point would be increased global risk volatility related to the crisis in the Middle East. We remain vigilant in monitoring this risk as it pertains to our market.

Looking for Additional Information?

The Salomon Brothers High Income Fund II Inc is traded on the New York Stock Exchange under the symbol "HIX" and its closing market price is available in most newspapers under the New York Stock Exchange listings. Daily net asset value closing prices are available online under symbol XHGIX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund II Inc, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.

--------
12 Fitch Ratings is a nationally recognized credit-rating service. 13Sovereign yield spread is the difference between yields on sovereign securities of the same quality but different maturities or the difference between yields on sovereign securities of the same maturity but different quality.

SALOMON BROTHERS HIGH INCOME FUND II INC



Thank you for your investment in the Salomon Brothers High Income Fund II Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken                         /s/ Peter J. Wilby
R. Jay Gerken                             Peter J. Wilby
Chairman                                  President

/s/ Beth A. Semmel                        /s/ James E. Craige
Beth A. Semmel                            James E. Craige
Executive Vice President                  Executive Vice President

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 7 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited)
October 31, 2002

   Face
  Amount                                    Security*                                    Value
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 80.4%
Basic Industries -- 10.7%
$ 4,275,000 aaiPharma Inc., 11.000% due 4/1/10....................................... $  4,125,375
  3,700,000 Abitibi-Consolidated Inc., 8.850% due 8/1/30.............................    3,543,242
  8,155,000 Acetex Corp., 10.875% due 8/1/09.........................................    8,603,525
  2,500,000 Airgas, Inc., 9.125% due 10/1/11.........................................    2,668,750
  2,600,000 Applied Extrusion Technologies, Inc., 10.750% due 7/1/11.................    1,573,000
  2,750,000 Berry Plastics Corp., 10.750% due 7/15/12................................    2,873,750
  2,800,000 Borden Chemicals & Plastics Limited Partnership, 9.500% due 5/1/05 (a)(b)       24,500
            Georgia-Pacific Corp.:
  1,950,000   7.500% due 5/15/06 (c).................................................    1,717,527
  1,750,000   9.625% due 3/15/22.....................................................    1,332,935
  1,975,000   8.875% due 5/15/31.....................................................    1,524,621
  6,950,000 ISP Chemco Inc., 10.250% due 7/1/11......................................    7,089,000
  3,800,000 Jefferson Smurfit Corp., 8.250% due 10/1/12 (d)..........................    3,914,000
  2,000,000 Luscar Coal Ltd., 9.750% due 10/15/11....................................    2,122,500
  2,250,000 MDP Acquisitions PLC, 9.625% due 10/1/12 (d).............................    2,317,500
  3,400,000 Methanex Corp., 8.750% due 8/15/12.......................................    3,553,000
  3,190,000 Millennium America Inc., 9.250% due 6/15/08 (c)..........................    3,221,900
  2,500,000 Noveon Inc., 11.000% due 2/28/11.........................................    2,687,500
  7,200,000 OM Group, Inc., 9.250% due 12/15/11......................................    2,844,000
  5,750,000 Peabody Energy Corp., 9.625% due 5/15/08.................................    6,066,250
            Plastipak Holdings Inc.:
  5,500,000   10.750% due 9/1/11.....................................................    5,726,875
    625,000   10.750% due 9/1/11 (d).................................................      650,780
  5,450,000 Radnor Holdings Inc., 10.000% due 12/1/03................................    4,605,250
  5,000,000 Republic Technologies International, LLC, 13.750% due 7/15/09 (a)(b).....      225,000
  8,000,000 Riverwood International Corp., 10.625% due 8/1/07........................    8,400,000
  4,950,000 Stone Container Corp., 8.375% due 7/1/12 (d).............................    5,123,250
  3,125,000 TriMas Corp., 9.875% due 6/15/12 (d).....................................    2,953,125
  3,475,000 UCAR Finance Inc., 10.250% due 2/15/12...................................    2,345,625
                                                                                      ------------
                                                                                        91,832,780
                                                                                      ------------
Consumer Cyclicals -- 7.4%
  6,750,000 Advance Stores Co., Inc., 10.250% due 4/15/08............................    7,087,500
            Cole National Group, Inc.:
  2,850,000   8.625% due 8/15/07 (c).................................................    2,693,250
  1,750,000   8.875% due 5/15/12.....................................................    1,653,750
  3,000,000 Finlay Enterprises Inc., 9.000% due 5/1/08...............................    2,685,000
  4,000,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08 (c).........................    3,700,000

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

   Face
  Amount                               Security*                                Value
-----------------------------------------------------------------------------------------
Consumer Cyclicals -- 7.4% (continued)
            The Gap, Inc:
$ 1,600,000   9.900% due 12/15/05 (c)....................................... $  1,608,000
  3,000,000   10.550% due 12/15/08 (c)......................................    3,060,000
  5,000,000 Guitar Center Management, Inc., 11.000% due 7/1/06..............    5,075,000
            HMH Properties, Inc.:
    500,000   7.875% due 8/1/05 (c).........................................      492,500
  5,750,000   8.450% due 12/1/08............................................    5,548,750
            Host Marriott, L.P.:
    350,000   8.375% due 2/15/06............................................      343,000
  1,375,000   9.500% due 1/15/07............................................    1,381,875
  1,000,000   9.250% due 10/1/07............................................      995,000
  3,925,000 Icon Health & Fitness Inc., 11.250% due 4/1/12 (d)..............    3,552,125
  3,000,000 John Q. Hamons Hotels, Inc., 8.875% due 5/15/12.................    2,902,500
  2,000,000 Leslie's Poolmart, Inc., 10.375% due 7/15/04....................    1,867,500
            Levi Strauss & Co.:
  2,500,000   6.800% due 11/1/03 (c)........................................    2,437,500
  1,750,000   7.000% due 11/1/06............................................    1,487,500
  3,400,000   11.625% due 1/15/08 (c).......................................    3,349,000
  3,500,000 Mattress Discounters Corp., 12.625% due 7/15/07 (a)(b)..........      367,500
            Saks Inc.:
  1,975,000   8.250% due 11/15/08 (c).......................................    1,807,125
     70,000   9.875% due 10/1/11 (c)........................................       69,300
  4,550,000 Starwood Hotels & Resorts Worldwide, Inc., 7.875% due 5/1/12 (d)    4,379,375
  5,500,000 Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08..................    5,062,739
                                                                             ------------
                                                                               63,605,789
                                                                             ------------
Consumer Non-Cyclicals -- 17.6%
  8,500,000 AKI Inc., 10.500% due 7/1/08....................................    8,043,125
  5,250,000 American Safety Razor Co., 9.875% due 8/1/05....................    4,495,313
  4,250,000 Applica Inc., 10.000% due 7/31/08...............................    4,186,250
            Argosy Gaming Co.:
  4,275,000   10.750% due 6/1/09............................................    4,723,875
  2,000,000   9.000% due 9/1/11.............................................    2,115,000
  4,250,000 Aztar Corp., 8.875% due 5/15/07.................................    4,250,000
  7,125,000 Coast Hotels and Casinos, Inc., 9.500% due 4/1/09...............    7,516,875
  4,500,000 CONMED Corp., 9.000% due 3/15/08................................    4,657,500
    425,000 Constellation Brands Inc., 8.125% due 1/15/12 (c)...............      445,188
  3,870,000 Extendicare Health Services, Inc., 9.500% due 7/1/10 (d)........    3,811,950
  1,000,000 Fleming Cos., Inc., 10.625% due 7/31/07.........................      650,000

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

   Face
  Amount                                        Security*                                         Value
-----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 17.6% (continued)
$ 1,875,000 Harrah's Operating Co., Inc., 8.000% due 2/1/11................................... $  2,091,829
  3,511,000 Hines Horticulture, Inc., 12.750% due 10/15/05....................................    3,686,550
  6,500,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08 (c)...............................    6,077,500
  7,250,000 Horseshoe Gaming Holding Corp., 8.625% due 5/15/09................................    7,666,874
  7,500,000 IASIS Healthcare Corp., 13.000% due 10/15/09......................................    7,687,500
  5,525,000 InSight Health Services Corp., 9.875% due 11/1/11 (c).............................    5,386,875
  5,452,782 Iowa Select Farms, L.P., 10.750% due 12/1/06 (d)(e)...............................    3,271,669
  2,400,000 Kerzner International Ltd., 8.875% due 8/15/11....................................    2,424,000
  6,875,000 MGM MIRAGE, 9.750% due 6/1/07.....................................................    7,596,875
  6,250,000 North Atlantic Trading Co. Inc., 11.000% due 6/15/04..............................    6,164,063
  2,201,000 Nutritional Sourcing Corp., 9.500% due 8/1/03 (a)(b)..............................    1,023,465
            Park Place Entertainment Corp.:
    700,000   9.375% due 2/15/07..............................................................      736,750
  4,500,000   8.875% due 9/15/08..............................................................    4,691,250
  3,800,000   8.125% due 5/15/11 (c)..........................................................    3,847,500
  3,250,000 Playtex Products, Inc., 9.375% due 6/1/11 (c).....................................    3,477,500
  5,025,000 Premier International Foods PLC, 12.000% due 9/1/09...............................    5,219,718
            Rite Aid Corp.:
  7,000,000   7.625% due 4/15/05..............................................................    5,005,000
  1,000,000   6.000% due 12/15/05 (d).........................................................      630,000
  1,525,000 Sealy Mattress Co., (zero coupon until 12/15/02, 10.875% thereafter), due 12/15/07    1,403,000
            Smithfield Foods, Inc.:
  1,725,000   7.625% due 2/15/08 (c)..........................................................    1,690,500
  1,375,000   8.000% due 10/15/09 (c).........................................................    1,388,750
  3,000,000 Station Casinos, Inc., 8.375% due 2/15/08 (c).....................................    3,180,000
  5,000,000 Triad Hospitals, Inc., 8.750% due 5/1/09..........................................    5,325,000
  5,650,000 United Industries Corp., 9.875% due 4/1/09........................................    5,635,875
  4,750,000 Vanguard Health Systems, 9.750% due 8/1/11........................................    4,512,500
  3,525,000 Venetian Casino Resort LLC, 11.000% due 6/15/10 (d)...............................    3,630,750
  2,500,000 Vlasic Foods International Inc., 10.250% due 7/1/09 (a)(b)........................      450,000
  3,500,000 Winsloew Furniture, Inc., 12.750% due 8/15/07.....................................    2,782,500
                                                                                               ------------
                                                                                                151,578,869
                                                                                               ------------
Energy -- 6.5%
  3,000,000 BRL Universal Equipment Corp., 8.875% due 2/15/08.................................    3,090,000
  7,400,000 Continental Resources Inc., 10.250% due 8/1/08....................................    6,475,000
  4,425,000 Forest Oil Corp., 8.000% due 6/15/08..............................................    4,712,625
  7,000,000 Grey Wolf Inc., 8.875% due 7/1/07 (c).............................................    7,162,500
  3,416,000 Key Energy Services Inc., 14.000% due 1/15/09.....................................    3,945,480

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

   Face
  Amount                            Security*                             Value
-----------------------------------------------------------------------------------
Energy -- 6.5% (continued)
$ 6,625,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12......... $  6,989,375
  1,775,000 Pioneer Natural Resource Co., 9.625% due 4/1/10...........    2,082,865
            Pogo Producing Co.:
  1,500,000   10.375% due 2/15/09.....................................    1,620,000
  2,000,000   8.250% due 4/15/11 (c)..................................    2,100,000
  2,000,000 Pride International Inc., 10.000% due 6/1/09..............    2,165,000
  5,125,000 Vintage Petroleum, Inc., 9.750% due 6/30/09 (c)...........    5,291,563
  5,025,000 Western Gas Resources, Inc., 10.000% due 6/15/09 (c)......    5,301,375
  4,675,000 Westport Resources Corp., 8.250% due 11/1/11..............    4,873,688
                                                                       ------------
                                                                         55,809,471
                                                                       ------------
Financial -- 1.7%
  1,975,400 Airplanes Pass-Through Trust, 10.875% due 3/15/19.........       39,508
  6,500,000 FelCor Lodging L.P., 9.500% due 9/15/08 (c)...............    6,418,750
 10,000,000 MeriStar Hospitality Corp., 9.125% due 1/15/11............    8,175,000
  7,500,000 Nationwide Credit, Inc., 10.250% due 1/15/08 (a)(b).......      178,125
                                                                       ------------
                                                                         14,811,383
                                                                       ------------
Housing Related -- 0.7%
            Nortek, Inc.:
  2,200,000   9.125% due 9/1/07.......................................    2,167,000
  4,000,000   8.875% due 8/1/08.......................................    3,900,000
                                                                       ------------
                                                                          6,067,000
                                                                       ------------
Manufacturing -- 3.8%
  3,325,000 Alliant Techsystems Inc., 8.500% due 5/15/11..............    3,557,750
            ArvinMeritor, Inc.:
  2,775,000   6.800% due 2/15/09......................................    2,541,983
    300,000   8.750% due 3/1/12.......................................      291,876
  2,800,000 Fedders North America, Inc., 9.375% due 8/15/07 (c).......    2,114,000
    700,000 Flowserve Corp., 12.250% due 8/15/10 (c)..................      745,500
  4,375,000 Ford Motor Co., 7.450% due 7/16/31........................    3,350,760
  6,350,000 Ford Motor Credit Co., 7.250% due 10/25/11................    5,557,273
  2,400,000 General Motors Acceptance Corp., 6.875% due 8/28/12.......    2,175,756
  8,000,000 Key Plastics Holdings, Inc., 10.250% due 3/15/07 (a)(b)(f)          800
  2,750,000 Moll Industries, Inc., 10.500% due 7/1/08 (a)(b)..........      343,750
  1,850,000 NMHG Holdings Co., 10.000% due 5/15/09....................    1,766,750
  4,000,000 Sequa Corp., 9.000% due 8/1/09............................    3,380,000
  2,500,000 Sybron Dental Specialties, Inc., 8.125% due 6/15/12 (d)...    2,512,500

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

   Face
  Amount                                Security*                                  Value
--------------------------------------------------------------------------------------------
Manufacturing -- 3.8% (continued)
$ 4,000,000 Terex Corp., 10.375% due 4/1/11 (c)................................ $  3,640,000
  1,000,000 Transdigm Inc., 10.375% due 12/1/08................................    1,015,000
                                                                                ------------
                                                                                  32,993,698
                                                                                ------------
Media and Cable -- 12.8%
  6,425,000 AOL Time Warner Inc., 7.625% due 4/15/31...........................    5,840,890
            Charter Communications Holdings, LLC:
  5,650,000   10.750% due 10/1/09..............................................    2,528,375
  2,850,000   9.625% due 11/15/09..............................................    1,232,625
  3,075,000   11.125% due 1/15/11..............................................    1,376,063
  1,400,000   10.000% due 5/15/11..............................................      605,500
  7,500,000   Zero coupon until 12/1/03, (11.875% therafter), due 12/1/08......    4,537,500
  5,250,000   Zero coupon until 1/15/05, (11.750% thereafter), due 1/15/10 (c).    1,496,250
    800,000   Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11........      252,000
  9,400,000   Zero coupon until 5/15/06, (11.750% thereafter), due 5/15/11 (c).    2,303,000
  8,500,000   Zero coupon until 1/15/07, (12.125% thereafter), due 1/15/12 (c).    1,955,000
            CSC Holdings, Inc.:
  4,700,000   9.875% due 2/15/13 (c)...........................................    3,642,500
 10,500,000   10.500% due 5/15/16 (c)..........................................    8,242,500
  5,000,000   9.875% due 4/1/23................................................    3,525,000
  4,375,000 EchoStar Broadband Corp., 10.375% due 10/1/07......................    4,528,125
 11,050,000 EchoStar DBS Corp., 9.125% due 1/15/09 (c).........................   10,967,125
            Hollinger International Publishing Inc.:
  4,525,000   9.250% due 2/1/06................................................    4,570,250
    175,000   9.250% due 3/15/07 (c)...........................................      176,750
  5,584,985 Hollinger Participation Trust, 12.125% due 11/15/10 (d)(e).........    4,837,992
  3,500,000 Insight Midwest, L.P., 10.500% due 11/1/10.........................    3,045,000
  6,000,000 LIN Television Corp., 8.000% due 1/15/08...........................    6,330,000
  5,150,000 Mediacom LLC, 9.500% due 1/15/13 (c)...............................    3,759,500
  5,975,000 Nextmedia Operating, Inc., 10.750% due 7/1/11......................    5,952,594
            NTL Communications Corp.:
  7,375,000   11.500% due 10/1/08 (a)(b).......................................      553,125
 10,000,000   Zero coupon until 10/1/03, (12.375% thereafter), due 10/1/08 (b).      600,000
            NTL Inc.:
  1,360,000   12.750% due 4/15/05 (a)(b).......................................      102,000
  7,480,000   11.500% due 2/1/06 (a)(b)........................................      561,000
  1,250,000   Zero coupon until 4/1/03, (9.750% thereafter), due 4/1/08 (b)....       84,375
  3,750,000 Radio One Inc., 8.875% due 7/1/11 (c)..............................    4,021,875
  6,500,000 Rogers Communications Inc., 8.875% due 7/15/07 (c).................    5,427,500

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

   Face
  Amount                                 Security*                                  Value
---------------------------------------------------------------------------------------------
Media and Cable -- 12.8% (continued)
$ 6,500,000 Quebecor World Inc., 9.500% due 2/15/07............................. $  6,573,125
            Telewest Communications PLC:
    500,000   9.625% due 10/1/06 (a)(b).........................................       60,000
  3,125,000   Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09 (b)...      296,875
  7,950,000   Zero coupon until 2/1/05, (11.375% thereafter), due 2/1/10 (b)(c).      675,750
  2,750,000 Time Warner Inc., 6.625% due 5/15/29................................    2,242,686
            United Pan-Europe Communications, N.V.:
    700,000   10.875% due 8/1/09 (a)(b).........................................       28,000
  8,250,000   Zero coupon until 11/1/04, (13.375% thereafter), due 11/1/09 (b)..      206,250
 14,940,000   Zero coupon until 2/1/05, (13.750% thereafter), due 2/1/10 (b)....      373,500
            Yell Finance BV:
    650,000   10.750% due 8/1/11 (c)............................................      653,250
 10,425,000   Zero coupon until 8/1/06, (13.500% thereafter), due 8/1/11........    6,411,374
                                                                                 ------------
                                                                                  110,575,224
                                                                                 ------------
Publishing and Printing -- 1.3%
            DEX Media East LLC (d):
  1,750,000   9.875% due 11/15/09...............................................    1,811,250
  1,250,000   12.125% due 11/15/12..............................................    1,293,750
  8,000,000 R.H. Donnelly Corp., 9.125% due 6/1/08..............................    8,360,000
                                                                                 ------------
                                                                                   11,465,000
                                                                                 ------------
Services and Other -- 3.2%
            Allied Waste North America, Inc.:
    250,000   8.875% due 4/1/08.................................................      248,750
  1,850,000   7.875% due 1/1/09.................................................    1,766,750
  7,425,000   10.000% due 8/1/09 (c)............................................    7,165,125
  3,200,000 Brand Services Inc., 12.000% due 10/15/12 (d).......................    3,184,000
  3,250,000 COMFORCE Operating Inc., 12.000% due 12/1/07........................    1,820,000
  4,000,000 The Holt Group, Inc., 9.750% due 1/15/06 (a)(b).....................      125,000
            Iron Mountain Inc.:
  5,050,000   8.125% due 5/15/08 (c)............................................    5,201,500
  1,750,000   8.750% due 9/30/09................................................    1,837,500
    825,000   8.625% due 4/1/13.................................................      864,188
  2,850,000 Mail-Well I Corp., 8.750% due 12/15/08 (c)..........................    1,154,250
  6,500,000 Safety-Kleen Services, Inc., 9.250% due 5/15/09 (a)(b)..............      211,250
  4,000,000 Sitel Corp., 9.250% due 3/15/06.....................................    3,580,000
                                                                                 ------------
                                                                                   27,158,313
                                                                                 ------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

   Face
  Amount                                Security*                                  Value
--------------------------------------------------------------------------------------------
Technology -- 4.1%
$ 5,575,000 infoUSA Inc., 9.500% due 6/15/08................................... $  5,602,875
  5,500,000 L-3 Communications Corp., 7.625% due 6/15/12.......................    5,720,000
  1,925,000 Motorola, Inc., 8.000% due 11/1/11.................................    1,896,987
  3,575,000 Seagate Technology HDD Holdings, 8.000% due 5/15/09 (d)............    3,628,625
  8,000,000 Unisys Corp., 8.125% due 6/1/06....................................    8,200,000
  7,640,000 Xerox Capital Europe PLC, 5.875% due 5/15/04 (c)...................    6,685,000
  3,750,000 Xerox Corp., 5.500% due 11/15/03 (c)...............................    3,506,250
                                                                                ------------
                                                                                  35,239,737
                                                                                ------------
Telecommunications -- 9.5%
  2,700,000 American Cellular Corp., 9.500% due 10/15/09.......................      418,500
            American Tower Corp.:
  9,355,000   9.375% due 2/1/09 (c)............................................    5,472,675
  1,045,000   9.375% due 2/1/09 (d)............................................      611,325
            AT&T Corp.:
    450,000   7.300% due 11/15/11..............................................      441,860
 10,300,000   6.500% due 3/15/29...............................................    8,888,715
  6,875,000   8.000% due 11/15/31..............................................    6,587,108
            AT&T Wireless Services Inc.:
  3,850,000   7.875% due 3/1/11................................................    3,355,329
  4,625,000   8.125% due 5/1/12................................................    4,031,307
  2,000,000   8.750% due 3/1/31................................................    1,604,252
            Crown Castle International Corp.:
  2,300,000   9.375% due 8/1/11 (c)............................................    1,656,000
  5,140,000   10.750% due 8/1/11 (c)...........................................    3,983,500
            Global Crossing Holdings Ltd. (a)(b):
 10,700,000   9.125% due 11/15/06..............................................      214,000
  4,250,000   9.500% due 11/15/09 (c)..........................................       85,000
            Nextel Communications, Inc.:
  5,400,000   10.650% due 9/15/07..............................................    4,927,500
 10,000,000   9.750% due 10/31/07..............................................    8,900,000
     75,000   9.375% due 11/15/09 (c)..........................................       64,688
  6,300,000   Zero coupon until 2/15/03, (9.950% thereafter), due 2/15/08......    5,370,750
  3,800,000 Qwest Capital Funding, Inc., 6.875% due 7/15/28 (c)................    1,786,000
  5,750,000 Qwest Communications International Inc., 7.500% due 11/1/08........    2,990,000
  7,325,000 Qwest Corp., 8.875% due 3/15/12 (d)................................    6,702,375
            Spectrasite Holdings Inc.:
    525,000   10.750% due 3/15/10 (a)(c).......................................      115,500
    825,000   Zero coupon until 7/15/03, (12.000% thereafter), due 7/15/08.....      156,750
 10,800,000   Zero coupon until 4/15/04, (11.250% thereafter), due 4/15/09 (c).    1,890,000

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

     Face
    Amount                                             Security*                                          Value
-------------------------------------------------------------------------------------------------------------------
Telecommunications -- 9.5% (continued)
                 Sprint Capital Corp.:
$ 6,525,000        6.875% due 11/15/28................................................................ $  4,336,802
  4,975,000        8.750% due 3/15/32.................................................................    3,792,557
  3,235,000      TeleCorp PCS, Inc., 10.625% due 7/15/10..............................................    3,186,475
  3,750,000      UbiquiTel Operating Co., (zero coupon until 4/15/05, 14.000% thereafter), due 4/15/10      206,250
                                                                                                       ------------
                                                                                                         81,775,218
                                                                                                       ------------
Utilities -- 1.1%
  5,150,000      Calpine Canada Energy Finance ULC, 8.500% due 5/1/08 (c).............................    1,699,500
                 Calpine Corp.:
  2,675,000        8.750% due 7/15/07 (c).............................................................      896,125
    500,000        7.875% due 4/1/08..................................................................      162,500
  2,425,000        7.750% due 4/15/09 (c).............................................................      788,125
  1,000,000        8.625% due 8/15/10 (c).............................................................      325,000
  6,755,000      CMS Energy Corp., 9.875% due 10/15/07 (c)............................................    5,477,515
                                                                                                       ------------
                                                                                                          9,348,765
                                                                                                       ------------

                 TOTAL CORPORATE BONDS (Cost -- $810,541,586).........................................  692,261,247
                                                                                                       ------------
CONVERTIBLE BONDS -- 1.6%
Technology -- 1.5%
  4,720,000      Ciena Corp., 3.750% due 2/1/08.......................................................    2,820,200
  8,000,000      Comverse Technology Inc., 1.500% due 12/1/05.........................................    6,550,000
  5,735,000      i2 Technologies, Inc., 5.250% due 12/15/06...........................................    3,304,794
                                                                                                       ------------
                                                                                                         12,674,994
                                                                                                       ------------
Telecommunications -- 0.1%
  2,675,000      American Tower Corp., 5.000% due 2/15/10.............................................    1,260,594
                                                                                                       ------------

                 TOTAL CONVERTIBLE BONDS (Cost -- $15,291,345)........................................   13,935,588
                                                                                                       ------------
     Face
    Amount+
    ------
SOVEREIGN BONDS -- 12.7%
Argentina -- 0.5%
                 Republic of Argentina (a)(b):
  9,225,000        Due 11/30/02.......................................................................    1,891,125
 10,143,000        Due 4/10/05........................................................................    2,637,180
          4/ARS/   10.000% due 9/19/08++..............................................................            0
                                                                                                       ------------
                                                                                                          4,528,305
                                                                                                       ------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

       Face
      Amount+                     Security*                       Value
     ----------------------------------------------------------------------
     Brazil -- 5.3%
                Federal Republic of Brazil:
      1,205,000   11.250% due 7/26/07......................... $    828,438
      8,000,000   11.500% due 3/12/08.........................    5,400,000
     13,963,000   14.500% due 10/15/09........................   10,227,897
     23,250,000   12.000% due 4/15/10.........................   14,531,250
     10,000,000   12.750% due 1/15/20.........................    6,000,000
     13,325,000   10.125% due 5/15/27.........................    6,945,656
      2,322,599   MYDFA, 2.6875% due 9/15/07 (g)..............    1,457,431
                                                               ------------
                                                                 45,390,672
                                                               ------------
     Bulgaria -- 0.1%
      1,125,000 Republic of Bulgaria, 8.250% due 1/15/15......    1,203,750
                                                               ------------
     Colombia -- 0.4%
                Republic of Colombia:
      2,125,000   10.000% due 1/23/12.........................    1,931,094
      1,250,000   11.850% due 3/9/28..........................    1,006,250
                                                               ------------
                                                                  2,937,344
                                                               ------------
     Ecuador -- 1.8%
                Republic of Ecuador:
     10,570,000   12.000% due 11/15/12........................    5,681,375
     16,125,000   6.000% due 8/15/30 (g)......................    6,691,875
      6,633,000   6.000% due 8/15/30 (d)(g)...................    2,752,695
                                                               ------------
                                                                 15,125,945
                                                               ------------
     Mexico -- 0.0%
        375,000 United Mexican States, 11.500% due 5/15/26....      485,813
                                                               ------------
     Panama -- 0.1%
        950,000 Republic of Panama, 9.625% due 2/8/11.........      999,875
                                                               ------------
     Peru -- 0.1%
      1,575,000 Republic of Peru, FLIRB, 4.000% due 3/7/17 (g)    1,031,625
                                                               ------------
     Philippines -- 0.6%
      5,000,000 Republic of Philippines, 9.875% due 1/15/19...    4,968,750
                                                               ------------
     Russia -- 2.0%
      1,500,000   12.750% due 6/24/28.........................    1,939,688
     20,375,000   5.000% due 3/31/30 (g)......................   15,574,140
                                                               ------------
                                                                 17,513,828
                                                               ------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

  Face
 Amount+                          Security*                            Value
--------------------------------------------------------------------------------
Turkey -- 0.2%
 2,125,000 Republic of Turkey, 11.875% due 1/15/30................. $  1,997,500
                                                                    ------------
Uruguay -- 1.4%
           Republic of Uruguay:
 6,925,000   7.875% due 3/25/09....................................    3,220,125
10,300,000   8.750% due 6/22/10....................................    4,995,500
 6,525,000   7.625% due 1/20/12....................................    2,985,188
 1,000,000   7.875% due 7/15/27....................................      433,750
                                                                    ------------
                                                                      11,634,563
                                                                    ------------
Venezuela -- 0.2%
 1,786,800 Republic of Venezuela, NMB, 3.000% due 12/18/05 (g).....    1,466,292
                                                                    ------------

           TOTAL SOVEREIGN BONDS (Cost -- $134,119,042)............  109,284,262
                                                                    ------------
DEBTOR-IN-POSSESSION (F)(H) -- 1.2%
10,225,000 NTL Inc., Term Loan Notes, 11.000% (Cost -- $10,225,000)   10,225,000
                                                                    ------------

 Shares
----------
COMMON STOCK (B) -- 0.1%
   484,361 Horizon Natural Resources Co............................      121,090
   192,749 Imperial Sugar Co.......................................      269,849
     2,586 Pillowtex Corp..........................................        1,551
                                                                    ------------

           TOTAL COMMON STOCK (Cost -- $8,248,447).................      392,490
                                                                    ------------
ESCROW SHARES (B)(F) -- 0.0%
 5,500,000 Imperial Sugar Co.......................................            6
 2,025,000 Pillowtex Corp..........................................            2
                                                                    ------------

           TOTAL ESCROW SHARES (Cost -- $0)........................            8
                                                                    ------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

  Shares                                             Security*                                               Value
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.7%
           CSC Holdings Inc.:
    34,750   Series H, 11.750% due 10/1/07............................................................... $  2,024,188
    69,417   Series M, 11.125% due 4/1/08................................................................    3,974,123
    47,522 Rural Cellular Corp. 12.250% due 5/15/11 (i)..................................................      249,491
           TCR Holding Corp. (b):
    17,552   Class B.....................................................................................           18
     9,654   Class C.....................................................................................           10
    25,451   Class D.....................................................................................           25
    52,657   Class E.....................................................................................           53
    28,175 UnitedGlobalCom Inc., Series D, 7.000%........................................................       53,251
                                                                                                          ------------

           TOTAL PREFERRED STOCK (Cost -- $15,026,039)...................................................    6,301,159
                                                                                                          ------------

Warrants/Rights
WARRANTS AND RIGHTS (B) -- 0.2%
     5,000 Asia Pulp & Paper (Exercise price of $7.84 per share expiring on 3/15/05. Each warrant
            exercisable for 12.914 shares of common stock.) (d)..........................................           50
30,928,049 ContiFinancial Corp. Liquidating Trust, Units of Interest, (Represents interests in a trust in
            the liquidation of ContiFinancial Corp. and its affiliates) (a)(f)...........................    1,681,712
     2,750 Leap Wireless International Inc., (Exercise price of $96.80 per share expiring 4/15/10. Each
            warrant exercisable for 5.146 shares of common stock.).......................................        1,031
     3,500 Mattress Discounters Corp. (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant exercisable for 4.85 shares of Class A common stock and 0.539 shares of Class L
            common stock.)...............................................................................        2,625
 2,038,614 Pillowtex Corp. (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant
            exercisable for 1 share of common stock).....................................................        1,770
     5,000 Republic Technologies International Inc. (Exercise price of $0.01 per share expiring on
            7/15/09. Each warrant exercisable for 1 share of Class D common stock).......................           50
     5,000 Ubiquitel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant
            exercisable for 5.965 shares of common stock.)...............................................        3,125
    65,145 Venezuela Discount Right (f)++................................................................            0
     3,500 Winsloew Furniture, Inc., (Exercise price of $0.01 per share expiring 8/15/07. Each warrant
            exercisable for 0.2298 shares of common stock.)..............................................       36,750
                                                                                                          ------------

           TOTAL WARRANTS AND RIGHTS (Cost -- $2,219,577)................................................    1,727,113
                                                                                                          ------------

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



SCHEDULE OF INVESTMENTS (unaudited) (continued)
October 31, 2002

   Face
  Amount                                            Security                                            Value
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 3.1%
$10,039,000 Greenwich Capital Markets Inc., 1.870% due 11/1/02; Proceeds at maturity -- $10,039,521;
             (Fully collateralized by U.S. Treasury Bonds, 6.000% due 8/15/09;
             Market value -- $10,244,094)........................................................... $ 10,039,000
 17,000,000 State Street Bank and Trust Co., 1.800% due 11/1/02; Proceed at maturity -- $17,000,850;
             (Fully collateralized by U.S. Treasury Bonds, 8.750% due 5/15/17;
             Market value -- $17,344,800)...........................................................   17,000,000
                                                                                                     ------------

            TOTAL REPURCHASE AGREEMENTS (Cost -- $27,039,000).......................................   27,039,000
                                                                                                     ------------

            TOTAL INVESTMENTS -- 100% (Cost -- $1,022,710,036**).................................... $861,165,867
                                                                                                     ============

--------
* All securities except for those that are on loan are segregated as collateral pursuant to a loan agreement.
+ Face amount denominated in U.S. dollars unless otherwise indicated.
(a)Security is currently in default.
(b)Non-income producing security.
(c)All or portion of this security is on loan (See Note 5).
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(f)Securities valued in accordance with fair valuation procedures.
(g)Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(h)Interest rate per annum equal to the rate per annum during the immediate three month period plus 1% and not to exceed 18%.
(i)Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional stock.
++Amount represents less than $1.00.
**Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ARS  -- Argentine Peso.
  FLIRB -- Front Loaded Interest Reduction Bond.
  MYDFA -- Multi Year Depository Facility Agreement.
  NMB -- New Money Bond.

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENT OF ASSETS AND LIABILITIES (unaudited)
October 31, 2002

ASSETS
   Investments, at value (Cost -- $1,022,710,036)................................................. $  861,165,867
   Foreign currency, at value (Cost -- $77,265)...................................................         21,982
   Cash...........................................................................................            789
   Collateral for securities on loan (Note 5).....................................................     94,518,720
   Interest and dividend receivable...............................................................     22,679,724
   Receivable for securities sold.................................................................      6,455,238
   Prepaid expenses...............................................................................         11,383
                                                                                                   --------------
   Total Assets...................................................................................    984,853,703
                                                                                                   --------------

LIABILITIES
   Loan payable (Note 9)..........................................................................    260,000,000
   Payable for securities on loan (Note 5)........................................................     94,518,720
   Payable for securities purchased...............................................................     15,262,687
   Management fee payable.........................................................................        731,835
   Loan interest payable..........................................................................        518,093
   Administration fee payable.....................................................................         73,184
   Accrued expenses...............................................................................        256,893
                                                                                                   --------------
   Total Liabilities..............................................................................    371,361,412
                                                                                                   --------------
Total Net Assets.................................................................................. $  613,492,291
                                                                                                   ==============

NET ASSETS
   Common stock ($0.001 par value, authorized 100,000,000 shares; 72,840,026 shares outstanding).. $       72,840
   Additional paid-in capital.....................................................................  1,038,581,711
   Overdistributed net investment income..........................................................     (7,948,600)
   Accumulated net realized loss from investments and foreign currencies..........................   (255,614,208)
   Net unrealized depreciation of investments and foreign currencies..............................   (161,599,452)
                                                                                                   --------------
Total Net Assets.................................................................................. $  613,492,291
                                                                                                   ==============
Net Asset Value Per Share ($613,492,291 / 72,840,026 shares outstanding)..........................          $8.42
                                                                                                            =====

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended October 31, 2002

 INCOME:
    Interest................................................... $  50,931,305
    Dividends..................................................       613,326
                                                                -------------
    Total Investment Income....................................    51,544,631
                                                                -------------

 EXPENSES:
    Management fee (Note 2)....................................     4,605,499
    Interest expense (Note 9)..................................     3,125,527
    Administration fee (Note 2)................................       460,550
    Custody....................................................        91,623
    Shareholder communications.................................        73,891
    Audit and legal............................................        46,367
    Registration fees..........................................        34,338
    Directors' fees............................................        18,492
    Other......................................................        58,323
                                                                -------------
    Total Expenses.............................................     8,514,610
                                                                -------------
 Net Investment Income.........................................    43,030,021
                                                                -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES (NOTE 3):
    Realized Loss From:
     Security transactions (excluding short-term securities)...   (31,639,275)
     Foreign currency transactions.............................           (11)
                                                                -------------
    Net Realized Loss..........................................   (31,639,286)
                                                                -------------
    Change in Net Unrealized Depreciation From:
     Security transactions.....................................  (110,302,133)
     Foreign currency transactions.............................       (55,283)
                                                                -------------
    Increase in Net Unrealized Depreciation....................  (110,357,416)
                                                                -------------
 Net Loss on Investments and Foreign Currencies................  (141,996,702)
                                                                -------------
 Decrease in Net Assets From Operations........................ $ (98,966,681)
                                                                =============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended October 31, 2002 (unaudited) and the Year Ended April 30, 2002

                                                                 October 31     April 30
-------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income...................................... $  43,030,021  $ 89,420,565
   Net realized loss..........................................   (31,639,286)  (89,262,793)
   (Increase) decrease in net unrealized depreciation.........  (110,357,416)   55,193,968
                                                               -------------  ------------
   Increase (Decrease) in Net Assets From Operations..........   (98,966,681)   55,351,740
                                                               -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................   (49,736,870)  (82,747,083)
   Capital....................................................            --   (14,307,626)
                                                               -------------  ------------
   Decrease in Net Assets From Distributions to Shareholders..   (49,736,870)  (97,054,709)
                                                               -------------  ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued on reinvestment of dividends
    (1,256,332 and 2,580,503 shares issued, respectively).....    11,861,899    27,692,639
                                                               -------------  ------------
   Increase in Net Assets From Capital Share Transactions.....    11,861,899    27,692,639
                                                               -------------  ------------
Decrease in Net Assets........................................  (136,841,652)  (14,010,330)

NET ASSETS:
   Beginning of period........................................   750,333,943   764,344,273
                                                               -------------  ------------
   End of period*............................................. $ 613,492,291  $750,333,943
                                                               =============  ============
* Includes overdistributed net investment income of:..........   $(7,948,600)  $(1,241,740)
                                                               =============  ============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



STATEMENT OF CASH FLOWS (unaudited)
For the Six Months Ended October 31, 2002

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
   Purchases of long-term portfolio investments.............................. $(528,387,625)
   Proceeds from deposition of long-term investments and principal paydowns..  (539,894,370)
   Net purchases of short-term portfolio investments.........................    (4,536,000)
                                                                              -------------
                                                                                  6,970,745

   Net investment income.....................................................    43,030,021
   Capitalized income on payment-in-kind securities..........................      (897,743)
   Amortization of net premium/discount on investments.......................    (8,366,399)
   Net change in receivables/payables related to operations..................    (3,259,518)
                                                                              -------------
   Net Cash Flows Provided by Operating Activities...........................    37,477,106
                                                                              -------------

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
   Cash dividends paid.......................................................   (49,736,870)
   Proceeds from reinvestment of dividends...................................    11,861,899
                                                                              -------------
   Net Cash Flows Used by Financing Activities...............................   (37,874,971)
                                                                              -------------
Net Decrease in Cash.........................................................      (397,865)
Cash, Beginning of the period................................................       420,636
                                                                              -------------
Cash, End of the period...................................................... $      22,771
                                                                              =============

                      See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers High Income Fund II Inc ("Fund") was incorporated in Maryland and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maximize current income by investing at least 80% of its net assets plus any borrowings for investment purposes in high yield debt securities (as defined in the Fund's prospectus). As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At April 30, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS

Salomon Brothers Asset Management Inc, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager ("Investment Manager") to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Smith Barney Fund Management LLC, another subsidiary of SSBH, acts as the Fund's administrator ("Administrator") for which the Fund pays a monthly fee at an annual rate of

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

0.10% of the value of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. The administrator performs certain administrative services necessary for the operation of the Fund.

During periods in which the Fund is utilizing financial leverage, the fees which are payable to the Investment Manager and Administrator as a percentage of the Fund's assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund's assets, including those investments purchased with leverage.

At October 31, 2002, the Investment Manager and Salomon Smith Barney Inc., an affiliate of the Investment Manager, did not own any shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager.

NOTE 3. PORTFOLIO ACTIVITY

During the six months ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

           Purchases.................................... $543,657,605
                                                         ============
           Sales........................................ $545,043,704
                                                         ============

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

          Gross unrealized appreciation................ $  20,690,167
          Gross unrealized depreciation................  (182,234,336)
                                                        -------------
          Net unrealized depreciation.................. $(161,544,169)
                                                        =============

NOTE 4. OPTION CONTRACTS

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


At October 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended October 31, 2002, the Fund did not enter into any written covered call or put option contracts.

NOTE 5. LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, the Fund loaned bonds having a market value of $92,145,800. The Fund received cash collateral amounting to $94,518,720 which was invested into State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the six months ended October 31, 2002 was $48,996.

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


NOTE 6. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the ender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At October 31, 2002, the Fund did not hold any loan participations.

NOTE 7. CREDIT RISK

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At April 30, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $176,842,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on April 30 of the year indicated:

                              2007        2008        2009        2010
                           ----------- ----------- ----------- -----------
      Carryforward Amounts $32,298,000 $40,142,000 $10,635,000 $93,767,000

SALOMON BROTHERS HIGH INCOME FUND II INC



NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)


NOTE 9. LOAN

At October 31, 2002, the Fund had outstanding a $260,000,000 loan pursuant to a revolving credit and security agreement with CXC Inc., a commercial paper conduit issuer for which Citicorp North America Inc., an affiliate of the Investment Manager, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended October 31, 2002, the Fund paid interest expense of $3,119,461.

NOTE 10. DIVIDENDS SUBSEQUENT TO OCTOBER 31, 2002

On July 18, 2002, the Board of Directors of the Fund declared a dividend from net investment income, in the amount of $0.115 per share, payable on November 29, 2002 to shareholders of record on November 13, 2002.

On October 23, 2002, the Board of Directors of the Fund declared three dividends from net investment income, each in the amount of $0.115 per share, payable on December 27, 2002, January 31, 2003 and February 28, 2003 to shareholders of record on December 17, 2002, January 14, 2003 and February 19, 2003, respectively.

SALOMON BROTHERS HIGH INCOME FUND II INC



FINANCIAL HIGHLIGHTS

Data for a share of capital stock outstanding throughout the year ended April 30, unless otherwise noted:

                                                  2002(1)      2002      2001      2000      1999(2)
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...........   $10.48       $11.08    $11.85   $ 13.54   $ 15.00
                                                --------     --------  --------  --------  --------
Income (Loss) From Operations:
   Net investment income.......................     0.60         1.27      1.37      1.45      1.23
   Net realized and unrealized loss............    (1.97)       (0.50)    (0.58)    (1.70)    (1.45)
                                                --------     --------  --------  --------  --------
Total Income (Loss) From Operations............    (1.37)        0.77      0.79     (0.25)    (0.22)
                                                --------     --------  --------  --------  --------
Offering Costs on Issuance of Common
 Stock.........................................       --           --        --        --     (0.02)
                                                --------     --------  --------  --------  --------
Less Distributions From:
   Net investment income.......................    (0.69)       (1.18)    (1.40)    (1.44)    (1.22)
   Capital.....................................       --        (0.20)    (0.16)       --        --
                                                --------     --------  --------  --------  --------
Total Distributions............................    (0.69)       (1.38)    (1.56)    (1.44)    (1.22)
                                                --------     --------  --------  --------  --------
Increase in Net Asset Value Due to Shares
 Issued on Reinvestment of Dividends...........       --         0.01        --        --        --
                                                --------     --------  --------  --------  --------
Net Asset Value, End of Period.................    $8.42       $10.48    $11.08   $ 11.85   $ 13.54
                                                ========     ========  ========  ========  ========
Market Value, End of Period....................    $9.51       $11.65    $10.96   $11.750   $12.625
                                                ========     ========  ========  ========  ========
Total Return, Based on Market Price
 Per Share(3)..................................   (12.22)%++    20.83%     6.85%     5.45%    (7.57)%++
Ratios to Average Net Assets:
   Total expenses, including interest expense..     2.57%+       2.80%     3.09%     2.09%     1.54%+
   Total expenses, excluding interest expense
    (operating expenses).......................     1.62%+       1.57%     1.43%     1.29%     1.24%+
   Net investment income.......................    12.97%+      12.08%    11.87%    11.48%     9.84%+
Loans Outstanding, End of Period (000s)........ $260,000     $260,000  $260,000  $105,000  $105,000
Weighted Average Interest Rate on Loans........     2.35%        3.44%     6.69%     6.18%     5.72%
Net Assets, End of Period (000s)............... $613,492     $750,334  $764,344  $790,743  $903,792
Portfolio Turnover Rate........................       63%         118%      118%       68%       66%

--------------------------------------------------------------------------------

(1)For the six months ended October 31, 2002 (unaudited).
(2)For the period from May 28, 1998 (commencement of operations) through April 30, 1999.
(3)For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

SALOMON BROTHERS HIGH INCOME FUND II INC



DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock ("Shares") of Salomon Brothers High Income Fund II Inc ("Fund") will be deemed to have elected to be a participant in the Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of PFPC Global Fund Services, formerly known as First Data Investor Services Group, Inc. as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

If (i) the Agent has not invested the full dividend amount in open market purchases by the date specified at the bottom of the prior page as the date on which such purchases must terminate

SALOMON BROTHERS HIGH INCOME FUND II INC



DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified at the bottom of the prior page or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

SALOMON BROTHERS HIGH INCOME FUND II INC



DIVIDEND REINVESTMENT PLAN (unaudited) (continued)


The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing or by calling 1-800-331-1710. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the

SALOMON BROTHERS HIGH INCOME FUND II INC




DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

This report is transmitted to the shareholders of Salomon Brothers High Income Fund II Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

SALOMON BROTHERS HIGH INCOME FUND II INC



DIRECTORS

CAROL L. COLMAN
    Consultant, Colman Consulting Co., Inc.
DANIEL P. CRONIN
    Associate General Counsel, Pfizer Inc
LESLIE H. GELB
    President, The Council on Foreign Relations
R. JAY GERKEN
    Managing Director, Salomon Smith Barney Inc.; President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.
RIORDAN ROETT
    Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University
JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of Law & Diplomacy Tufts University
CHARLES F. BARBER, EMERITUS
    Consultant; formerly Chairman, ASARCO Inc.


OFFICERS

R. JAY Gerken
    Chairman
PETER J. WILBY
    President
LEWIS E. DAIDONE
    Executive Vice President and Chief Administrative Officer
MAUREEN O'CALLAGHAN
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
THOMAS K. FLANAGAN
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
IRVING P. DAVID
    Chief Financial Officer and Treasurer
FRANCES M. GUGGINO
    Controller
CHRISTINA T. SYDOR
    Secretary


SALOMON BROTHERS HIGH INCOME FUND II INC

    125 Broad Street
    10/th/ Floor, MF-2
    New York, New York 10004
    Telephone 1-888-777-0102

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    399 Park Avenue
    New York, New York 10022

CUSTODIAN
    State Street Bank and Trust Company
    225 Franklin Street
    Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 8030
    Boston, Massachusetts 02266-8030

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    HIX